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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  FEBRUARY 27, 2003
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                           PEABODY ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

             DELAWARE                        1-16463                            13-4004153
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  (State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
  incorporation or organization)

   701 MARKET STREET, ST. LOUIS, MISSOURI                                         63101
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  (Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code  (314) 342-3400
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                                       N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 27, 2003, Peabody Energy Corporation ("Peabody") issued a press release stating that it has commenced a tender offer to purchase for cash any and all of its $317,098,000 outstanding principal amount of 8 7/8% Senior Notes due 2008 and any and all of its $392,219,000 outstanding principal amount of 9 5/8% Senior Subordinated Notes due 2008. A copy of Peabody's press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

See the Exhibit Index at page 4 of this report.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PEABODY ENERGY CORPORATION

Date: February 27, 2003                     /s/ RICHARD A. NAVARRE
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                                                Richard A. Navarre
                                            Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


   Exhibit
     No.                     Description of Exhibit
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    99.1                     Press release of Peabody Energy Corporation dated February 27, 2003.